UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2017 (February 6, 2017)

INFOR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-183494-06	01-0924667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10011

(Address of principal executive offices) (Zip Code)

(646) 336-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2017, Infor, Inc. (the “Company”), and Infor (US), Inc., a wholly owned subsidiary of the Company, entered into Amendment No. 8 (the “Amendment”) to the Credit Agreement dated as of April 5, 2012 (as amended from time to time prior to the effectiveness of the Amendment) (the “Credit Agreement”), with Bank of America, N.A., as administrative agent, Bank of America, N.A., as Additional Refinancing Lender (as defined in the Amendment), the other Additional Refinancing Lenders thereto, and the Amendment No. 8 Extending Term Lenders (as defined in the Amendment). The Amendment provides for, among other modifications to the Credit Agreement as set forth therein, the refinancing of all of the Company’s Tranche B-3 Term Loans, Tranche B-5 Term Loans and Euro Tranche B Term Loans with new term loans having an aggregate principal amount of $2,147,070,571.52 (the “Tranche B-6 Term Loans”) and € 1,000,000,000 (the “Euro Tranche B-1 Term Loans”). Interest on the Tranche B-6 Term Loans is based, at the Company’s option, on (a) a LIBOR rate plus a margin of 2.75% per annum, with a LIBOR floor of 1.00%, or (b) an alternate base rate plus a 1.75% margin. Interest on the Euro Tranche B-1 Term Loans is based on a LIBOR rate plus a margin of 2.75%. The Tranche B-6 Term Loans and the Euro Tranche B-1 Term Loans each mature on February 1, 2022. Pursuant to the terms of the Amendment, the Tranche B-6 Term Loans and the Euro Tranche B-1 Term Loans are each guaranteed by the Company and certain of the Company’s domestic subsidiaries, and are secured by liens on substantially all of the assets of the Company and the other guarantors. The Company and its restricted subsidiaries are subject to certain other affirmative and negative covenants as set forth in the Amendment and the Credit Agreement. The Amendment also makes certain additional changes to the Credit Agreement including, without limitation, (A) increasing the prepayment of Excess Cash Flow (as defined in the Credit Agreement) to 75% when the Total Leverage Ratio (as defined in the Credit Agreement) over the applicable period is at least 6.00 to 1.00, (B) revising the definition of “Permitted Holders” to include Koch Industries, Inc. and certain of its affiliates upon the consummation of the sale of the Equity Interests (as defined in the Credit Agreement) of GGC Software Parent, Inc. to Koch Equity Development LLC or one or more of its Affiliates (as defined in the Credit Agreement), as contemplated by the Securities Purchase Agreement dated November 16, 2016, and (c) revisions to the Restricted Payments (as defined in the Credit Agreement) contingent to (i) permit the Company to pay dividends with respect to the declaration of cash interest with respect to the Holdco Notes (as defined in the Credit Agreement) and any accrued interest or premium thereon or any securities issued as a replacement therefor, (ii) permit the Company to pay dividends or distributions for the repayment, repurchase, redemption, defeasance, or otherwise acquire or retire for value of all or any portion of the Holdco Notes or any securities issued as a replacement therefor, together with accrued and unpaid interest or premium thereon to the redemption date thereof, plus any fees, underwriting discounts, accrued and unpaid interest, premiums and other costs and expenses, subject to pro forma Total Leverage Ratio of less than or equal to 6.75:1.00 and (iii) add a general basket for Restricted Payments equal to (a) the greater of $150.0 million and 2.50% of total assets, so long as such amount would not cause the Total Leverage Ratio to be greater than 4.75 to 1.00 after giving effect to such payment. However, the initial usage of any basket referred to in clauses (i), (ii) and (iii) of this paragraph are subject to the consent of the applicable required revolving lenders.

The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to: the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1; the Credit Agreement (including Amendment No. 1 thereto), copies of which are attached to the Company’s Current Report on Form 8-K, dated as of October 1, 2012, as Exhibits 10.1 and 10.2; Amendment No. 2 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of June 3, 2013, as Exhibit 10.1; Amendment No. 3 thereto, a copy of which is attached to the Company’s Quarterly Report on Form 10-Q, dated as of January 10, 2014, as Exhibit 10.1; Amendment No. 4 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of January 6, 2014, as Exhibit 10.1; Amendment No. 5 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of February 4, 2014, as Exhibit 10.1; Amendment No. 6 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of April 23, 2014, as Exhibit 10.1; and Amendment No. 7 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of August 16, 2016, as Exhibit 10.1, in each case, and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 8, dated February 6, 2017, between Infor, Inc., Infor (US), Inc., the Subsidiary Loan Parties party thereto, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., as Additional Refinancing Lender, the other Additional Refinancing Lenders party thereto, and the Amendment No. 8 Extending Term Lenders, amending the Credit Agreement, dated as of April 5, 2012, between Infor, Inc., Infor (US), Inc., the lenders from time to time party thereto and Bank of America, N.A. as administrative agent, and other agents and arrangers named therein, as previously amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOR, INC.

Date: February 10, 2017	By:	/s/ Gregory M. Giangiordano
	Name:	Gregory M. Giangiordano
	Title:	President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 8, dated February 6, 2017, between Infor, Inc., Infor (US), Inc., the Subsidiary Loan Parties party thereto, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., as Additional Refinancing Lender, the other Additional Refinancing Lenders party thereto, and the Amendment No. 8 Extending Term Lenders, amending the Credit Agreement, dated as of April 5, 2012, between Infor, Inc., Infor (US), Inc., the lenders from time to time party thereto and Bank of America, N.A. as administrative agent, and other agents and arrangers named therein, as previously amended.